                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):    September 20, 2001


                                  AXS-ONE INC.

        ................................................................
             (Exact name of registrant as specified in its charter)

         Delaware                    1-13591                     13-2966911
 ................................................................................
(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)


         301 Route 17 North
         Rutherford, New Jersey                                     07070
 ................................................................................
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code     (201) 935-3400
                                                   .............................

                                       N/A
                  ............................................
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 20, 2001, Registrant sold its entire interest in its wholly-owned Polish subsidiary, AXS-One Sp. Z o.o. ("AXO-Poland"), to Porterfield International Ltd. ("Buyer"), a Gibraltar company wholly-owned by the former Managing Director of AXO-Poland and his wife. Pursuant to the Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1, Registrant received total consideration in the form of a Promissory Note of Buyer in the face amount of US $430,000 ("Note"), a copy of which is attached as Exhibit 2.2. The note is payable in 15 monthly installments ending on December 1, 2002 and bears interest at the fixed rate of 6.75% per year. The Company recorded a deferred gain of approximately $253,000 in connection with the sale in accordance with the Securities and Exchange Commission's Staff Accounting Bulletin No. 81 (SAB 81), "Gain Recognition on the Sale of a Business or Operating Assets to a Highly Leveraged Entity."

Simultaneously with the aforementioned sale, Registrant appointed AXO-Poland as the authorized reseller of Registrant's software in Central and Eastern Europe on terms and conditions consistent with any authorized resellers of the Registrant's Software.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION

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                                       AXS-ONE INC. AND SUBSIDIARIES
                               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                               JUNE 30, 2001
                                                (UNAUDITED)
                                               (IN THOUSANDS)

                                                                             PRO FORMA
                                                             AS FILED      ADJUSTMENTS(a)
                                                              IN 10Q     DECREASE (INCREASE)    PRO FORMA
                                                             --------    -------------------   -----------
                             ASSETS

Current assets:
  Cash and cash equivalents ..............................   $    766    $               83    $      683
  Restricted cash ........................................         46                    --            46
  Note receivable, current  portion ......................         --                  (341)          341
  Accounts receivable, net ...............................      7,058                   976         6,082
  Prepaid expenses and other current assets ..............        881                   128           753
                                                             --------    -------------------   -----------

      Total current assets ...............................      8,751                   846         7,905
                                                             --------    -------------------   -----------

Equipment and leasehold improvements, at cost:
  Computer and office equipment ..........................     10,576                   197        10,379
  Furniture and fixtures .................................        986                    16           970
  Leasehold improvements .................................      1,025                    --         1,025
                                                             --------    -------------------   -----------
                                                               12,587                   213        12,374
  Less--accumulated depreciation and amortization.........     11,449                   160        11,289
                                                             --------    -------------------   -----------
                                                                1,138                    53         1,085

Capitalized software development costs, net ..............      3,046                    --         3,046
Note receivable, long-term portion .......................         --                   (89)           89
Long term investments ....................................        142                    --           142
Other assets .............................................         73                    --            73
                                                             --------    -------------------   -----------
                                                             $ 13,150    $              810    $   12,340
                                                             ========    ==================    ==========

             LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Current portion of long-term debt ......................   $  1,800    $               --    $    1,800
  Short term borrowings ..................................        582                    --           582
  Accounts payable .......................................      3,120                   719         2,401
  Accrued expenses .......................................      5,787                    31         5,756
  Deferred revenue .......................................      9,718                   208         9,510
                                                             --------    -------------------   -----------
      Total current liabilities ..........................     21,007                   958        20,049
                                                             --------    -------------------   -----------

 Long-term debt, net of current portion...................      1,749                    --         1,749
                                                             --------    -------------------   -----------
Stockholders' deficit:
    Common stock .........................................        248                    --           248
    Additional paid-in capital ...........................     72,032                    --        72,032
    Accumulated deficit ..................................    (82,071)                   --       (82,071)
    Accumulated other comprehensive income (loss).........        185                  (148)          333
                                                             --------    -------------------   -----------
      Total stockholders' deficit ........................     (9,606)                 (148)       (9,458)
                                                             --------    -------------------   -----------
                                                             $ 13,150    $              810    $   12,340
                                                             ========    ==================    ==========


 (See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.)

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                                AXS-ONE INC. AND SUBSIDIARIES
                  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                         (UNAUDITED)
                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                     Pro Forma
                                     As Filed     Adjustments(b)(c)
                                      In 10Q     Decrease (Increase)    PRO FORMA
                                     --------    -------------------   -----------
Revenues:
    License fees                     $  3,241    $               205    $    3,036
    Services                           17,980                    936        17,044
                                     --------    -------------------   -----------
      Total revenues                   21,221                  1,141        20,080
                                     --------    -------------------   -----------

Operating expenses:
    Cost of license fees                  741                     72           669
    Cost of services                   10,004                    574         9,430
    Sales and marketing                 6,261                    363         5,898
    Research and development            3,731                     --         3,731
    General and administrative          5,067                    287         4,780
    Restructuring and other costs       1,103                     --         1,103
                                     --------    -------------------   -----------
      Total operating expenses         26,907                  1,296        25,611
                                     --------    -------------------   -----------
Operating loss                         (5,686)                  (155)       (5,531)
                                     --------    -------------------   -----------

Other income (expense), net              (347)                    55          (402)
                                     --------    -------------------   -----------

Net loss                             $ (6,033)   $              (100)   $   (5,933)
                                     ========    ===================    ==========


Basic and diluted net loss per
         common share                $  (0.24)                          $    (0.24)
                                     ========                           ==========

Weighted average basic and diluted
      common shares outstanding        24,785                               24,785
                                     ========                           ==========

(See accompanying notes to unaudited Pro Forma Condensed Consolidated Financial Statements)

                                AXS-ONE INC. AND SUBSIDIARIES
                  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             FOR THE YEAR ENDED DECEMBER 31, 2000
                                         (UNAUDITED)
                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          Pro Forma
                                          As Filed     Adjustments(b)(c)
                                           In 10Q     Decrease (Increase)     PRO FORMA(d)
                                          --------    -------------------    --------------
Revenues:
    License fees                          $  8,765    $               570    $       8,195
    Services                                40,011                  1,452           38,559
                                          --------    -------------------    --------------
      Total revenues                        48,776                  2,022           46,754
                                          --------    -------------------    --------------

Operating expenses:
    Cost of license fees                     1,245                     56            1,189
    Cost of services                        21,005                  1,015           19,990
    Sales and marketing                     10,546                    536           10,010
    Research and development                 6,926                     --            6,926
    General and administrative               9,242                  1,068            8,174
                                          --------    -------------------    --------------
      Total operating expenses              48,964                  2,675           46,289
                                          --------    -------------------    --------------
Operating income (loss)                       (188)                  (653)             465
                                          --------    -------------------    --------------

Gain on sale of subsidiary                      --                   (290)             290
Other expense, net                            (415)                     1             (416)
                                          --------    -------------------    --------------

Income (loss) before income tax benefit       (603)                  (942)             339
Income tax benefit                             304                     --              304
                                          --------    -------------------    --------------

Net income (loss)                         $   (299)   $              (942)   $         643
                                          ========    ===================    =============

Basic net income (loss) per
      common share                        $  (0.01)                          $        0.03
                                          ========                           =============
Diluted net income (loss) per
      common share                        $  (0.01)                          $        0.03
                                          ========                           =============

Weighted average basic
      common shares outstanding             24,624                                  24,624
                                          ========                           =============
Weighted average diluted

      common shares outstanding             24,624                                  25,692
                                          ========                           =============

(See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.)

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                                  AXS-ONE INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS:

(a) Adjustments to reflect the elimination of the net assets and cumulative foreign currency translation adjustments of AXS-One Sp. Z.o.o. ("AXO-Poland") and to reflect the $430,000 consideration received in the form of a promissory note payable over fifteen months beginning October 1, 2001, approximately $180,000 in estimated costs resulting directly from the sale (reflected in accrued expenses), and approximately $79,000 in deferred gain resulting from the sale as if the sale had occurred on June 30, 2001 (also reflected in accrued expenses). The gain on sale is deferred in accordance with the Securities and Exchange Commission's Staff Accounting Bulletin No. 81 (SAB 81), "Gain Recognition on the Sale of a Business or Operating Assets to a Highly Leveraged Entity."

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ADJUSTMENTS:

(b) Adjustments to eliminate the results of operations of AXO-Poland from historical financial statement amounts as if the sale had occurred on the first day of the period presented. The unaudited pro forma condensed consolidated statements of operations for all periods presented also include the effects of the contractual rate of interest (6.75% per annum) on the note payable to AXS-One Inc.

(c) The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 include the recognition of a portion of the deferred gain (which is approximately $379,000 assuming the sale had occurred on January 1, 2000) pursuant to SAB 81. The portion of the deferred gain recognized in the period is the assumed amount of cash collected on the note subsequent to the point where the outstanding note balance equals the deferred gain.

No such gain recognition is assumed in the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2001 since the deferred gain is greater than the promissory note balance after six months of payments.

(d) The pro forma weighted average diluted common shares outstanding for the year ended December 31, 2000 includes the effects of shares from the assumed exercise of dilutive stock options and warrants.

(e)      EXHIBITS

         2.1 Stock Purchase Agreement, dated as of September 1, 2001, between Registrant and Porterfield International Ltd. relating to the sale of all of the shares of AXS-One Sp. Z o.o.

         2.2 Promissory Note of Porterfield International Ltd. issued to Registrant.

         99.1 Press Release by Registrant, dated October 1, 2001, announcing its sale of AXS-One Sp. Z o.o.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AXS-ONE INC.


Date:    October 4, 2001               By:  /s/ WILLIAM G. LEVERING III
                                           -------------------------------------
                                            William G. Levering III
                                            Vice President and Chief Financial
                                                     Officer

                                  EXHIBIT INDEX


2.1 Stock Purchase Agreement, dated as of September 1, 2001, between Registrant and Porterfield International Ltd. relating to the sale of all of the shares of AXS-One Sp. Z o.o.

2.2      Promissory Note of Porterfield International Ltd. issued to Registrant.

99.1 Press Release by Registrant, dated October 1, 2001, announcing its sale of AXS-One Sp. Z o.o.




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